UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

FORM 8-K/A
(Amendment No. 1)
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): November 9, 2020

Shockwave Medical, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-38829	27-0494101
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
5403 Betsy Ross Drive, Santa Clara, California 95054
(Address of Principal Executive Offices) (Zip Code)

(510) 279-4262
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	SWAV	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [ X ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ X ]

Explanatory Note

On November 9, 2020, Shockwave Medical, Inc. (the “Company”) furnished a Current Report on Form 8-K (the “Original Form 8-K”) with the U.S. Securities and Exchange Commission to report that on November 9, 2020, the Company issued a press release announcing financial results for the quarterly period ended September 30, 2020. In addition to issuing a press release, the Company held a conference call on the same day to discuss financial and operating results. This Amendment No. 1 to the Original Form 8-K is furnished to include a transcript of such conference call.

Item 2.02. Results of Operations and Financial Condition.

On November 9, 2020, the Company issued a press release announcing its financial results for the quarterly period ended September 30, 2020, as previously furnished. Also, on November 9, 2020, the Company held a conference call to discuss financial and operating results. A transcript of the conference call is attached hereto as Exhibit 99.2.

The information under Item 2.02 in this Amendment No. 1 to current report on Form 8-K and the related information in the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number	Description of Exhibit

99.2	Transcript of the Shockwave Medical, Inc. conference call held on November 9, 2020 to discuss financial and operating results for the quarterly period ended September 30, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Shockwave Medical, Inc.

Date: November 10, 2020	By:	/s/ Dan Puckett
Dan Puckett
Chief Financial Officer